UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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JAPAN SMALLER CAPITALIZATION FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JAPAN SMALLER CAPITALIZATION FUND, INC.
Two World Financial Center, Building B
New York, New York 10281

NOTICE OF 2010 ANNUAL MEETING OF SHAREHOLDERS
November 18, 2010

TO THE SHAREHOLDERS
OF JAPAN SMALLER CAPITALIZATION FUND, INC.:

Important Notice Regarding the Availability of Proxy Materials for Annual Meeting of Shareholders to be held on Thursday, November 18, 2010:  The Notice of Annual Meeting of Shareholders and Proxy Statement are available at www.edocumentview.com/JOF.

Notice is hereby given that the 2010 Annual Meeting of Shareholders (the “Meeting”) of Japan Smaller Capitalization Fund, Inc., a Maryland corporation (the “Fund”), will be held at the offices of Nomura Asset Management U.S.A. Inc., Two World Financial Center, Building B, New York, New York, on Thursday, November 18, 2010, at 10:30 a.m. to consider and vote on the following matters:

(1) the election of one Director to serve as a Class I Director, to serve for a term of three years and until his successor is duly elected and qualifies; and

(2) the transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on September 21, 2010 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

Shareholders are cordially invited to attend the Meeting.  Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose.  The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

By Order of the Board of Directors

Neil A. Daniele, Secretary

New York, New York
Dated: October 21, 2010

The enclosed proxy card may be executed by holders of record as of the Record Date.  You are urged to complete, sign and date the enclosed proxy card and return it in the enclosed envelope whether or not you plan to attend the Meeting.

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PROXY STATEMENT

JAPAN SMALLER CAPITALIZATION FUND, INC.
Two World Financial Center, Building B
New York, New York 10281

2010 ANNUAL MEETING OF SHAREHOLDERS
November 18, 2010

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Japan Smaller Capitalization Fund, Inc., a Maryland corporation (the “Fund”), to be voted at the 2010 Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held at the offices of Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.”), Two World Financial Center, Building B, New York, New York, on Thursday, November 18, 2010, at 10:30 a.m.  The approximate mailing date of this Proxy Statement is October 22, 2010.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein.  Unless instructions to the contrary are marked, proxies will be voted FOR the election of one Class I Director nominated by the Board.

Any proxy may be revoked at any time prior to the exercise thereof by giving written notice of the revocation to the Secretary of the Fund at the Fund’s address indicated above, by submitting a subsequently executed proxy or by voting in person at the Meeting.

Only shareholders can attend the Meeting and any adjournment or postponement thereof.  To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list.  If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification.  Only shareholders of record present in person or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

The Board of Directors has fixed the close of business on September 21, 2010 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof.  Shareholders of record on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights.  As of September 21, 2010, the Fund had outstanding 21,242,170 shares of Common Stock, par value $0.10 per share.

The Board knows of no business other than the election of one Class I Director to be considered at the Meeting.  If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their discretion.

The Fund sends annual and semi-annual reports to shareholders.  The Fund will furnish, without charge, a copy of its most recent annual and semi-annual report succeeding such annual report to shareholders upon request to the Fund at Two World Financial Center, Building B, New York, New York 10281 (or call 1-800-833-0018).  Shareholders may contact such number to obtain directions to be able to attend the Meeting and vote in person.

ELECTION OF DIRECTOR

The Fund’s Board of Directors is divided into three classes of Directors serving staggered three-year terms and until their successors are elected and qualify.  Each year the term of office of one class will expire.  The Class I Director nominee proposed in this Proxy Statement is Mr. E. Han Kim.  There are currently two Class II Directors and two Class III Directors, who serve until the annual meetings of shareholders in 2011 and 2012, respectively, and until their successors are duly elected and qualify.

Should any vacancy occur on the Board of Directors, the remaining Directors would be able to fill such vacancy by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, subject to any applicable requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”).  Any Director elected by the Board to fill a vacancy would hold office until the remainder of the full term of the class of Directors in which the vacancy occurred and until a successor is elected and qualifies.  If the size of the Board is increased, additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

Nominee Proposed for Election as Class I Director

Mr. E. Han Kim has been nominated by the Board to serve as a Class I Director for a term expiring at the Annual Meeting of Shareholders to be held in 2013 and until his successor is duly elected and qualifies.  The nominee, who is not currently a Director of the Fund, has indicated an intention to serve if elected and has consented to being named in this Proxy Statement.

Unless authority is withheld in the proxy or properly revoked, it is the intention of the persons named in the accompanying proxy card to cast each vote FOR the election of Mr. Kim as a Class I Director.

The Board of Directors knows of no reason why the Class I Director nominee will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee(s) as the Board of Directors may recommend.  The nominee is not an “interested person” of the Fund within the meaning of the Investment Company Act.  It is currently expected that any such substitute nominee will similarly not be an “interested person” of the Fund.

The following table contains information about the nominee for election as a Class I Director.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by the Nominee***	Public Directorships Held by the Nominee

E. Han Kim (64)* Ross School of Business University of Michigan 701 Tappan Street Ann Arbor, Michigan 48109	None	Not applicable
Fred M. Taylor
Professor of Business Administration,
Ross Business School, University of Michigan since 1984; Director of the Mitsui Life Financial Research Center since 1990; Director of NTT Program of Asian Finance and Economics since 1996
				One registered investment company consisting of one portfolio	KT Corporation (formerly Korea Telecom)

*
Mr. Kim is a director of Korea Equity Fund, Inc. for which Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.”) serves as manager and Nomura Asset Management Co., Ltd. (“NAM”) acts as investment adviser and is a member of the Audit, Nominating, and Governance and Compliance Committees of that investment company.

**	If elected a Director of the Fund, Mr. Kim will serve for a three-year term and until his successor is elected and qualifies or until his earlier resignation or removal.
***	In addition to the Fund, the “Fund Complex” includes Korea Equity Fund, Inc.

Information Regarding Class II and Class III Directors

The following tables contain information about Class II and Class III Directors, whose terms will continue after the Meeting.

Class II Directors

Biographical and other information relating to the Class II Directors of the Fund is set out below.

Interested Director

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by the Director***	Other Public Directorships Held by the Director

Shigeru Shinohara (49)* c/o Nomura Asset Management U.S.A. Inc. Two World Financial Center, Building B New York, New York 10281	Class II Director and President	Director and President since 2007
President of NAM-U.S.A. and Nomura Global Alpha LLC since 2007 and 2008, respectively; Executive Vice President of Nomura Corporate Research and Asset Management Inc. from 2006 to 2007; previously Chief Fund Analyst at Nomura Funds Research and Technologies Co., Ltd.
				Two registered investment companies consisting of two portfolios	None

*
Mr. Shinohara is an “interested person,” as defined in the Investment Company Act, of the Fund based on his positions with NAM-U.S.A. Mr. Shinohara is a director of Korea Equity Fund, Inc. for which NAM-U.S.A. acts as manager and for which NAM acts as investment adviser.

**
Mr. Shinohara serves as a Class II Director for a three-year term expiring at the Annual Meeting of Shareholders to be held in 2011 and when his successor is elected and qualifies or until his earlier resignation or removal.

***	In addition to the Fund, the “Fund Complex” includes Korea Equity Fund, Inc.

Non-Interested Director

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by the Director***	Other Public Directorships Held by the Director

Chor Weng Tan (74)* 6245 Paseo Privado Carlsbad, California 92009	Class II Director	Director since 1990	Retired. Mr. Tan’s professional career spans more than 30 years in engineering management and education, including service for 12 years as Dean of the School of Engineering at The Cooper Union.	Two registered investment companies consisting of two portfolios	None

*
Mr. Tan is also a director of Korea Equity Fund, Inc. for which NAM-U.S.A. acts as manager and NAM acts as investment adviser, and is a member of the Audit, Nominating, and Governance and Compliance Committees of Korea Equity Fund, Inc. and of the Fund.  Mr. Tan is the Chair of the Nominating Committees.

Compliance Committees of Korea Equity Fund, Inc. and of the Fund. Mr. Tan is the Chair of the Nominating Committees.
**
Mr. Tan serves as a Class II Director for a three-year term expiring at the Annual Meeting of Shareholders to be held in 2011 and when his successor is elected and qualifies or until his earlier resignation or removal.

***	In addition to the Fund, the “Fund Complex” includes Korea Equity Fund, Inc.

Class III Directors

Biographical and other information relating to the Class III Directors of the Fund, who are not “interested persons” of the Fund within the meaning of the Investment Company Act, is set out below.

Non-Interested Directors

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by the Director***	Other Public Directorships Held by the Director

Rodney A. Buck (62)* 1857 West County Road Calais, Vermont 05648	Class III Director and Chairman of the Board	Director since 2006
Owner, Buck Capital Management (private investment management firm) since 2005; Executive Vice President and Chief Investment Officer, National Life Group (insurance holding company) from 2000 to 2005; Chief Executive Officer, Sentinel Advisors Company (investment advisor) from 1996 to 2005.
				Two registered investment companies consisting of two portfolios	None
David B. Chemidlin (53)* 67 Glen Eagle Drive Watchung, New Jersey 07069	Class III Director	Director since 2006	Corporate Controller, Advance Magazine Publishers, Inc. (d/b/a Conde Nast) since 1995.	Two registered investment companies consisting of two portfolios	None

*
Each Class III Director is also a director of Korea Equity Fund, Inc. for which NAM-U.S.A. acts as manager and NAM acts as investment adviser, and is a member of the Audit, Nominating, and Governance and Compliance Committees of Korea Equity Fund, Inc. and of the Fund.  Mr. Buck is the Chairman of the Board of Directors of both investment companies and the Chair of the Governance and Compliance Committees and Mr. Chemidlin is the Chair of the Audit Committees.

**
Each Class III Director serves as a Class III Director for a three-year term expiring at the Annual Meeting of Shareholders to be held in 2012 and when his successor is elected and qualifies or until his earlier resignation or removal.

***	In addition to the Fund, the “Fund Complex” includes Korea Equity Fund, Inc.

Information About the Nominee and Directors’ Experience, Qualifications, Attributes and Skills

The Board believes that the nominee and each of the Directors have the experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors to lead to the conclusion that the nominee and each Director should serve in such capacity in light of the Fund’s business and structure.  The nominee and each Director have substantial business and professional background and/or board experience that indicate his ability to critically review, evaluate, inquire, discuss and respond appropriately to information provided to him.  A Director’s ability to perform his duties effectively may have been attained through the Director’s business, professional, consulting, public service and/or academic positions; experience from service as a board member of the Fund and another fund in the Fund Complex; educational background or professional training; and/or other life experiences.  In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of the nominee and each Director that support the conclusion that each person should serve as a Director.

When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Fund’s business and structure, the Nominating Committee and the Board of Directors emphasized the information discussed in each of the Directors’ individual biographies set forth above.  With regard to Mr. Kim, the nominee for election as a Director at the Meeting, the Board of Directors considered his substantial academic and professional background, including his leadership positions at the graduate business school at the University of Michigan, his strong background and experience in Asia and his experience in corporate governance matters as a director and consultant for major corporations.  With regard to Mr. Chemidlin, the Board of Directors considered his significant experience, expertise and background with regard to finance and accounting matters having served as corporate controller of a major media organization for over ten years.  With regard to Mr. Tan, the Board of Directors considered the broad perspective brought by Mr. Tan’s leadership experience, communication skills, long familiarity with Asia and more than 30 years in engineering management and educational leadership positions.  With regard to Mr. Buck, the Board of Directors considered his strong background in the investment management industry, believing in particular that Mr. Buck’s experience as the chief executive officer of an investment advisory firm and chief investment officer of a life insurance holding company is valuable to the Fund.  The Board of Directors also considered the investment management, financial skills and Asian expertise of Mr. Shinohara, including his service as president of NAM-U.S.A.

References to the experience, qualifications, attributes and skills of the nominee and each Director are provided pursuant to requirements of the U.S. Securities and Exchange Commission (“SEC”), do not constitute holding out of the nominee, the Board of Directors or any Director as having any special expertise or experience, and do not impose any greater duty or liability on any such nominee, Director or on the Board.

Leadership Structure and Oversight Responsibilities of the Board of Directors

The Board is responsible for the oversight of the Fund’s operations.  The Board consists of five directors, four of whom are not “interested persons” of the Fund within the meaning of the Investment Company Act (the “Independent Directors”).  The Board has established a Nominating Committee, a Governance and Compliance Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund.  Each of the Board committees is chaired by an Independent Director.  The directors have designated Mr. Buck, an Independent Director, to serve as the Chairman of the Board (the “Chairman”).  Mr. Buck has been active in investment management for over 30 years and, as indicated above, previously served as the chief executive officer of an investment advisory subsidiary of a life insurance complex and chief investment officer of the insurance holding company.

The Chairman presides at each Board meeting, establishes the agenda for Board meetings, coordinates with management between Board meetings and acts as the primary liaison between the Independent Directors and Fund management.  The Independent Directors believe that the utilization of an Independent Chairman provides an efficient structure for them to coordinate with Fund management in carrying out their responsibilities.  The Independent Directors also regularly meet among themselves and the Chairman plays an important role in communicating with Fund management and in identifying matters of special interest to be addressed by Fund management with the Board.  The Chairman may also perform such other functions as may be requested by the Directors from time to time.  Designation as Chairman does not impose on such Director any duties or standards greater than or different from other Directors.

The Board of Directors’ risk management role within the Fund is one of informed oversight.  The Board has emphasized to Fund management the importance of maintaining vigorous risk management policies and procedures.  Oversight of the risk management process is part of the Board’s general oversight of the Fund and its service providers.  The Governance and Compliance Committee reviews and makes recommendations to the Board with respect to issues that pertain to the effectiveness of the Board in carrying out its responsibilities in overseeing Fund management.

The Fund’s operations entail a variety of risks including investment risk, counterparty risk, valuation risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risks.  Through processes and procedures implemented by the Fund, Fund management identifies key risks that may affect the Fund and brings these risks to the attention of the Board of Directors at Board meetings.  The Board’s oversight function is facilitated by management reporting processes that are designed to provide transparency to the Board about the identification, assessment and management of critical risks and the controls and policies and procedures used to mitigate those risks.  The Fund’s Chief Compliance Officer as well as various personnel of the adviser and other service providers such as the Fund’s independent accountants, make periodic reports to the Board and appropriate committees with respect to various aspects of risk management, including results of the implementation and testing of the Fund’s and such providers’ compliance programs.  For example, the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund.  The Board reviews valuation policies and procedures.  As a result of the foregoing and other factors, the function of the Board with respect to risk management is one of oversight and not of active involvement in the day-to-day risk management activities of the Fund.  The Board reviews its role in overseeing the Fund’s risk management from time to time and may make changes in its discretion at any time.

Additional Information Concerning Directors

Committees and Directors’ Meetings.  The Board of Directors has a standing Audit Committee, a standing Governance and Compliance Committee and a standing Nominating Committee, each of which consists of all of the Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act and are “independent” as defined in the New York Stock Exchange listing standards.  The principal responsibilities of the Audit Committee, the Governance and Compliance Committee and the Nominating Committee are described below.  The Fund has no standing Compensation Committee.  The Independent Directors have retained independent legal counsel to assist them in connection with their duties.

During the fiscal year ended February 28, 2010, the Board of Directors held seven meetings, the Audit Committee held four meetings and the Nominating Committee held two meetings.  The Governance and Compliance Committee was established on February 18, 2010 and therefore no meetings were held for the fiscal year ended February 28, 2010.  Each Director currently in office attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which he served and, if a member, of the aggregate number of meetings of the Audit and Nominating Committees held during the period for which he served.

Report of the Audit Committee.  The following is a report by the Fund’s Audit Committee issued as of the date of this Proxy Statement regarding the responsibilities and functions of the Audit Committee.

Pursuant to the Audit Committee Charter adopted by the Fund’s Board of Directors on February 18, 2010, the Audit Committee’s principal responsibilities are to:  (i) oversee the Fund’s independent accountants and the annual audits of the Fund’s financial statements; (ii) approve all audit engagements, fees and terms for the Fund; (iii) meet with the independent accountants at least annually (in a confidential meeting to the extent determined by the Audit Committee Chair) to review the conduct and results of each audit and discuss the audited and unaudited financial statements, including those matters required to be discussed by the Statement of Accounting Standards 61, as amended, and any other communications required to be discussed with the Audit Committee pursuant to applicable laws and regulations; (iv) evaluate the independence and objectivity of the independent accountants, including obtaining a formal written statement delineating all relationships between the independent accountants and the Fund and any service providers consistent with the rules of the Public Company Accounting Oversight Board; and (v) oversee and receive reports on the Fund’s financial reporting process and resolve any disagreements between Fund management and the independent accountants regarding financial reporting.  A copy of the Audit Committee Charter is attached hereto as Appendix A.

The Fund’s Board of Directors has determined that David B. Chemidlin is an “audit committee financial expert” and “independent,” as such terms are defined in Item 3 of Form N-

CSR.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board of Directors; nor will it reduce the responsibility of the other Audit Committee members.

The Audit Committee has received written disclosures and the letter required by Rule 3526 of the Public Company Accounting Oversight Board from Ernst & Young LLP (“Ernst & Young”), the Fund’s independent accountants, and discussed with Ernst & Young certain matters required to be discussed by Statement on Auditing Standards No. 61.  The Audit Committee has considered whether the provision of non-audit services by Ernst & Young is compatible with maintaining the independence of those accountants.  At its meeting held April 21, 2010, the Audit Committee reviewed and discussed the audit of the Fund’s financial statements with Fund management and Ernst & Young.  The Audit Committee discussed with Ernst & Young their independence and considered whether the provision of services by Ernst & Young to the Fund and to NAM-U.S.A. and its affiliates was compatible with maintaining Ernst & Young’s independence.  Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report to shareholders for the fiscal year ended February 28, 2010.

The Audit Committee’s Charter for the Fund requires the Audit Committee (a) to pre-approve all auditing services to be provided to the Fund by the Fund’s independent accountants; (b) to pre-approve all non-audit services, including tax services, to be provided to the Fund by the Fund’s independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”); provided, however, that the pre-approval requirement with respect to the provision of non-audit services to the Fund by the Fund’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) to pre-approve non-audit services to be provided to the Fund’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund) if the engagement relates directly to the operations and financial reporting of the Fund.

Submitted by the Audit Committee
of the Board of Directors of the Fund

David B. Chemidlin, Chair
William G. Barker, Jr.
Rodney A. Buck
Chor Weng Tan

Nominating Committee; Consideration of Potential Director Nominees.  The principal purpose of the Nominating Committee is to identify, evaluate, select and appoint or nominate the independent (i.e., non-interested) Directors of the Fund.  It evaluates independent director candidates’ qualifications for Board membership and their independence from the Fund’s manager and its affiliates and other principal service providers.  The Committee periodically reviews director compensation and will recommend any appropriate changes to the Board as a group.

The Nominating Committee will consider potential director candidates recommended by Fund shareholders provided that the proposed candidates satisfy the director qualification requirements specified below; are not “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the Investment Company Act; and are “independent” as defined in the New York Stock Exchange listing standards.  In evaluating a candidate recommended to the Committee by Fund shareholders, the Committee will take into account the objectives of the shareholder in submitting the candidate’s name for consideration and whether or not such objectives are consistent with the interests of all shareholders.  The Committee has determined that potential director candidates recommended by Fund shareholders must satisfy the SEC’s nominee information  requirements found in Regulation 14A of the 1934 Act.  A copy of the Nominating Committee Charter is attached hereto as Appendix B.

Shareholders recommending potential director candidates to the Nominating Committee must substantiate compliance with these requirements at the time of submitting their proposed director candidate to the attention of the Nominating Committee’s Chair.  Notice to the Nominating Committee’s Chair should be provided in accordance with the deadline specified in the Fund’s Bylaws and include the information required by the Fund’s Bylaws.

The Nominating Committee identifies prospective candidates from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees.  Generally, the Committee meets at least annually to identify and evaluate nominees for Director and make its recommendations to the Board.  The Committee may meet more frequently if vacancies on the Board occur during a given year.

The Committee has adopted the following criteria for selecting, and appointing or nominating Independent Directors:

(1) The candidate must not be an “interested person” of the Fund and shall be “disinterested” in terms of both the letter and spirit of the Investment Company Act.

(2) The candidate must have the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an Independent Director of the Fund and to protect the interests of Fund Shareholders.

(3) The candidate must have substantial expertise, experience or relationships relevant to the business of the Fund, and/or knowledge of investments and finance.  Knowledge of and experience in the Asia Pacific region are desirable attributes.

(4) The candidate should add to the balance of knowledge, experience, skills, expertise and diversity of the Board of Directors as a whole.

(5) At least one Independent Director must qualify as an “audit committee financial expert”, as such term is defined in Item 401 of Regulation S-K and as further specified in the Audit Committee Charter of the Fund.

(6) The candidate should have the ability to attend at least four in-person regular meetings per year and to be available to participate by teleconference in meetings of the Committee and periodic special meetings of the Fund which may be called upon short notice.  The candidate should also be willing and able to travel to Asia to meet with portfolio management teams and investment officers employed by the investment managers for the Fund.

The standard of the Nominating Committee is to treat all equally qualified nominees in the same manner.  The Nominating Committee takes the overall diversity of the Board into account when considering and evaluating potential director candidates.  Although the Nominating Committee has no specific policy regarding diversity, when considering nominees, the Nominating Committee generally evaluates the manner in which each nominee’s professional experience, background, skills in matters that are relevant to the oversight of the Fund and leadership experience are complementary to the existing Directors’ qualities.

The Independent Directors have adopted a policy that Independent Directors may serve up to age 72.  An Independent Director may continue to serve past the age of 72 if, in the judgment of the Nominating Committee, he or she continues to meet all of the criteria specified above and is able to participate fully in meetings of the Board of Directors and carry out his or her responsibilities as an Independent Director of the Fund.

In accordance with its Charter, the Nominating Committee met and considered nominations for Class I Directors of the Fund.  The Nominating Committee determined to nominate Mr. E. Han Kim for election as a Class I Director of the Fund.  Mr. Kim was initially recommended to the Nominating Committee by the independent director of NAM-U.S.A.  No nominee recommendation was received from shareholders.  The Nominating Committee may modify its policies and procedures for director nominees and recommendations from time to time in response to changes in the Fund’s needs and circumstances, and as applicable legal or listing standards change.

Governance and Compliance Committee.  The principal purpose of the Governance and Compliance Committee is to monitor the procedures of the Board and its Committees and make recommendations for any changes, including the creation or elimination of standing or ad hoc Board Committees.  This Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund.  The Committee also oversees the Fund’s compliance policies and procedures and those of its service providers adopted pursuant to Rule 38a-1 of the Investment Company Act, including recommending to the Board of Directors the designation of the person to serve as the Fund’s Chief Compliance Officer.  The Committee oversees the annual self-evaluation of the Independent Directors of the Fund and will address matters that the Committee considers relevant to the Independent Directors’ performance.  The Chair of the Governance and Compliance Committee will also serve as the Chairman of the Board.  The Governance and Compliance Committee Charter is attached hereto as Appendix C.

Communications with the Board of Directors.  Shareholders may send written communications to the Fund’s Board of Directors or to an individual Director by mailing such correspondence to the Secretary of the Fund (addressed to Japan Smaller Capitalization Fund, Inc., Two World Financial Center, Building B, New York, New York 10281).  Such communications must be signed by the shareholder and identify the class and number of shares held by the shareholder.  Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director.  Any shareholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act, must continue to meet all the requirements of Rule 14a-8.  See “Additional Information—Proposals of Shareholders” below.

Director Attendance at Shareholder Meetings.  The Fund has no formal policy regarding director attendance at shareholder meetings.  All of the members of the Board of Directors then in office were present at the Fund’s 2009 Annual Meeting of Shareholders.

Section 16(a) Beneficial Ownership Reporting Compliance.  Section 16(a) of the 1934 Act requires the officers and directors of the Fund and beneficial owners who own more than 10% of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the New York Stock Exchange.  Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 that they file.

Based on advice received from the Fund’s Directors and officers, the Fund believes that no such forms were required to be filed with respect to the Fund’s most recent fiscal year.

Compensation of Directors.  NAM-U.S.A. pays all compensation of all Directors of the Fund who are affiliated with NAM-U.S.A. or any of its affiliates.  The Fund pays to each Director not affiliated with NAM-U.S.A. or any of its affiliates an annual fee of $12,000 plus $1,500 per Board or committee meeting attended in person and $1,000 per Board or committee meeting held by teleconference.  If a committee meeting is held on the same day as a Board meeting, no additional compensation for attendance at the committee meeting will be paid.  The Chair of the Audit Committee will be paid an annual fee of $1,000 and the Chairman will be paid an annual fee of $5,000.  The Fund pays each Independent Director such Director’s actual out-of-pocket expenses relating to attendance at meetings.  Such fees and expenses aggregated $80,230 for the fiscal year ended February 28, 2010.

The following table sets forth for the periods indicated compensation (not including expense reimbursements) paid by the Fund to its Directors and the aggregate compensation paid to the Directors by all U.S. registered investment companies managed by NAM-U.S.A. or advised by NAM:

Name of Director	Aggregate Compensation from Fund for its Fiscal Year Ended February 28, 2010	Pension or Retirement Benefits Accrued as Part of Fund Expenses for its Fiscal Year Ended February 28, 2010	Aggregate Compensation from Fund Complex Paid to Directors During the Calendar Year Ended December 31, 2009*
William G. Barker, Jr.	$23,000	None	$45,000
Rodney A. Buck	18,000	None	35,000
David B. Chemidlin	18,000	None	35,000
Shigeru Shinohara	None	None	None
Chor Weng Tan	17,000	None	34,000

*
In addition to the Fund, the “Fund Complex” includes Korea Equity Fund, Inc.  Because the funds in the Fund Complex do not share a common fiscal year, the information relating to compensation from the Fund Complex paid to the Directors is provided as of December 31, 2009.

Officers of the Fund.  Officers of the Fund are annually elected and appointed by the Directors and hold office during each annual term until they resign, are removed or are otherwise disqualified to serve.  Certain biographical and other information relating to the officers of the Fund is set out below:

Name, Address* and Age of Officers	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years
Shigeru Shinohara (49)	President and Class II Director	President since 2007
President of NAM-U.S.A. and Nomura Global Alpha LLC since 2007 and 2008, respectively; Executive Vice  President of Nomura Corporate Research and Asset  Management Inc. from 2006 to 2007; previously, Chief  Fund Analyst at Nomura Funds Research and  Technologies Co., Ltd.

Kenneth L. Munt (63)	Vice President	Vice President since 2001	Managing Director and Secretary of NAM-U.S.A. since 1999.
Hiroyuki Nakano (40)	Vice President	Vice President since 2008
Managing Director and Chief Administrative Officer of  NAM-U.S.A. since 2008; Senior Marketing Executive of  NAM from 2005 to 2008; Senior Marketing Executive of  Nomura Securities Co., Ltd. from 2003 to 2005.

Rita Chopra-Brathwaite (41)	Treasurer	Treasurer since 2002	Executive Director of NAM-U.S.A. since 2010; Senior Vice President of NAM-U.S.A. from 2007-2010 and Vice President from 2001 to 2007.
Neil Daniele (50)	Secretary and Chief Compliance Officer	Secretary since 2002; Chief Compliance Officer since 2005
Chief Compliance Officer of NAM-U.S.A. since 2005 and Managing Director of NAM-U.S.A. since 2007; Chief Compliance Officer of Nomura Global Alpha LLC since 2008; Chief Compliance Officer of Nomura Corporate Research and Asset Management Inc. and Nomura Funds Research and Technologies America, Inc. since 2009; Senior Vice President of NAM-U.S.A. from 2002 to 2007.

*	The address of each officer listed above is Two World Financial Center, Building B, New York, New York 10281.
**	Elected by and serves at the pleasure of the Board of Directors.

Stock Ownership.  Information relating to the share ownership by each Director or the nominee at October 15, 2010, is set out below:

Name of Continuing Directors and Nominee	Shares of Common Stock of the Fund Beneficially Owned	Aggregate Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Securities in All Registered Funds in the Fund Complex Overseen by Directors or Nominee
Continuing Directors
Shigeru Shinohara	-0-	None	None
Chor Weng Tan	5,251	$50,001-$100,000	$50,001-$100,000
Rodney A. Buck	4,000	$10,001-$50,000	$50,001-$100,000
David B. Chemidlin	-0-	None	None
Nominee
E. Han Kim	-0-	None	None

As of October 15, 2010, the current Directors, nominee and officers of the Fund as a group (9 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund.  At such date, all of the officers of the Fund as a group (5 persons) owned an aggregate of less than 1% of the outstanding shares of Nomura Holdings, Inc., the parent company of each of NAM-U.S.A. and NAM.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the management of the Fund, there are no persons that are beneficial owners of more than 5% of the Fund’s outstanding shares.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

The expense of preparation, printing and mailing of the enclosed form of proxy, this Proxy Statement and the accompanying Notice of Meeting will be borne by the Fund.  The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund.  In addition to the solicitation of proxies by mail, proxies may be solicited in person or by telephone.  The Fund has retained The Altman Group (“Altman”), a firm that specializes in proxy solicitation services, to assist in the solicitation of proxies for the Meeting for a fee of approximately $4,000, together with reimbursement of such firm’s expenses.  Altman is obligated to provide proxy solicitation services including, but not limited to, distribution of proxies to broker-dealers, telephonic communication with shareholders and broker-dealers, and monitoring of voting results.

Independent Accountants’ Fees

The SEC’s auditor independence rules require the Fund’s Audit Committee to pre-approve: (a) all audit and permissible non-audit services provided by the Fund’s independent accountants directly to the Fund and (b) those permissible non-audit services provided by the Fund’s independent accountants to NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A., if the services relate directly to the operations and financial reporting of the Fund.

The following table sets forth the aggregate fees paid to Ernst & Young, independent accountants for the Fund, for the Fund’s fiscal years ended February 28, 2009 and February 28, 2010 for professional services rendered for: (i) the audit of the Fund’s annual financial statements and the review of financial statements included in the Fund’s reports to shareholders; (ii) financial information systems design and implementation services provided to the Fund, NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A. that provide services to the Fund; and (iii) all other non-audit services provided to the Fund, NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A. that provide services to the Fund.  For the Fund’s fiscal year ended February 28, 2010, the independent accountants did not render any other audit-related services to the Fund, except as described under clause (i) above.  The Fund’s Audit Committee has determined that the provision of non-audit services under clause (iii) is compatible with maintaining the independence of the Fund’s independent accountants.

Fiscal Year End	Audit Fees Charged to the Fund	Audit Related Fees	Tax Fees	Financial Information Systems Design and Implementation Fees	All Other Fees
February 28, 2009	$74,500	$ 8,000	$11,950	None	None
February 28, 2010	$74,500	$10,000	$35,419	None	None

A representative from Ernst & Young is expected to be present in person or by telephonic conference call at the Meeting and will have the opportunity to make a statement and to respond to appropriate questions.

Voting Requirements

The holders of a majority of the shares of stock of the Fund entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting.  If, by the time scheduled for the Meeting, a quorum of the Fund’s shareholders is not present, or if a quorum is present but sufficient votes to act upon the proposals are not received from the shareholders, the chairman of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders.  No additional notice, other than announcement at the Meeting, will be provided to shareholders in the event the Meeting is adjourned unless otherwise required by Maryland law.

All votes will be cast by the proxy holders in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted FOR the election of one Class I Director nominee.  Approval of the election of one Class I Director to the Board of Directors requires the affirmative vote of a majority of the votes entitled to be cast in the election of directors, in person or by proxy.

Broker Non-Votes and Abstentions

The Fund expects that broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to cast their votes on the proposal before the Meeting.  The Fund understands that under the rules of the New York Stock Exchange, broker-dealers may, without instructions from such customers, clients and beneficial shareholders, grant authority to the proxies designated by the Fund to vote on the election of a Director if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions.  Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

The shares as to which proxies are returned and as to which broker-dealer firms are prohibited from voting because they have not received instructions from the beneficial owner (“broker non-votes”), as well as the shares as to which proxies are returned by record shareholders but which are marked “abstain” on any proposal will be included in the Fund’s tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists.  Abstentions and broker non-votes will not be counted as votes cast.  Consequently, abstentions and broker non-votes will have the same effect as a vote against the election of the Director nominee.

Other Matters

With regard to any other business matters that may properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their discretion.

Address of Manager, Investment Adviser and Investment Sub-Advisers

The address of NAM-U.S.A. is Two World Financial Center, Building B, New York, New York 10281.  The address of NAM is 1-12-1, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan.

Proposals of Shareholders

Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders of the Fund, which is expected to be held in November 2011, must be received by the Fund for inclusion in its Proxy Statement and form of proxy relating to that meeting by June 23, 2011.  Written proposals with regard to the Fund should be sent to the Secretary of the Fund, Two World Financial Center, Building B, New York, New York 10281.

Shareholders wishing to present proposals at the next annual meeting of shareholders of the Fund that they do not wish to be included in the Fund’s proxy statement and form of proxy must send written notice of such proposals to the Secretary of the Fund, Two World Financial Center, Building B, New York, New York 10281, and such notice must be received by the Secretary no sooner than June 24,  2011 and no later than July 25, 2011 in the form and containing the information prescribed from time to time in the Fund’s Bylaws.

By Order of the Board of Directors

Neil A. Daniele,
Secretary

New York, New York
Dated: October 21, 2010

Appendix A

The Nomura Funds

Audit Committee Charter

I.	Background

This Charter has been adopted by the Board of Directors of Japan Smaller Capitalization Fund, Inc. and the Board of Directors of Korea Equity Fund, Inc. (each, a “Fund”), including at least a majority of the Independent Directors of each relevant Fund.1

II.	Organization

This Section II describes the organization and governance functions of the Audit Committee (the “Committee”) of each Fund.

A. Composition of the Committee

The Committee of each Fund shall be composed solely of all of the Independent Directors.  Each member shall be “financially literate”, as such qualification is interpreted by the Board of Directors in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Committee.  At least one member of the Committee of each Fund shall be an “audit committee financial expert”2 as defined by Item 3 of Form N-CSR promulgated by the Securities and Exchange Commission (the “SEC”).  See Attachment A.

B. Chair; Functions of the Chair

The Chair of the Committee (the “Chair”) for each Fund shall be selected by a majority vote of the Independent Directors.  The Chair shall have the following responsibilities:

(1) The Chair shall preside at all meetings of the Committee and shall be responsible for preparing meeting agendas.

1           Independent Directors are those who satisfy the following criteria:  (a) each shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and (b) each shall otherwise satisfy the applicable independence requirements for any stock exchange on which Fund shares are listed.  No member of the Committee shall accept directly or indirectly any consulting, advisory or other compensation from the Fund, other than in his capacity as a member of the Committee, a member of any other Committee of the Fund, or a member of the Board of Directors.

2           The designation of a person as an “audit committee financial expert” shall not impose any greater responsibility or liability on such person than the responsibility or liability imposed on such person as a member of the Committee, or the liability of any other member of the Committee or Board of Directors.

(2) The Chair will report to the Board of Directors on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

C. Meetings and Procedures of the Committee

(1) The Committee may determine its own rules of procedure, which shall be consistent with the Certificate of Incorporation of each relevant Fund, the Bylaws of such Fund and this Charter.

(2) The Committee shall meet at least two times annually or more frequently as the Chair shall determine.  The Chair or a majority of the members of the Committee may call a special meeting of the Committee when and if circumstances require.  The Committee of each Fund will meet separately at least annually for such Fund with (i) the Treasurer for the Fund; (ii) and the independent registered public accounting firm (the “independent auditors”) for each Fund.

(3) A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum.

(4) The Committee may request that any officers or employees of the relevant Fund, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

(5) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of each relevant Fund.

D. Advisers; Funding

The Committee of each relevant Fund will have the authority, without seeking approval from the Board of Directors of such Fund, (i) to engage independent counsel; (ii) to engage the Fund’s independent auditors and such other advisers as the Committee determines to be necessary to carry out its duties; and (iii) determine appropriate funding by the Fund for the Committee’s expenses and activities, including the payment of compensation to the independent auditors and other advisers.

E. Duties and Responsibilities of the Committee

The Committee for each relevant Fund will have the following duties and responsibilities:

(1) General.  The Committee will oversee (i) the Fund’s auditors and the annual audits of the Fund’s financial statements; (ii) the systems of internal accounting and financial controls of the Fund and its service providers (to the extent such controls impact the financial statements of the Fund); (iii) financial reporting process of the Fund; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the Fund.  The Committee will review with Nomura Asset Management U.S.A. Inc. (“NAM”), the independent auditors, and, as appropriate, legal counsel matters related to management letters; complaints and concerns related to accounting, internal control or audit matters for the Fund; and legal matters.

(2) Engagement of Independent Auditors.  The Committee of each relevant Fund shall approve the selection, retention, termination and compensation of the independent auditors engaged for the purpose of preparing or issuing an audit report or related work for the Fund.  The Committee of each relevant Fund will:

(a)	Be the representative of the Fund to which the independent auditors directly report.

(b)	Approve all audit engagements, fees and terms for the Fund.

(c)	Resolve disagreements between the Fund and any independent auditor.

(d)
Consider and act upon (i) the provision by any independent auditor of any non-audit services for the Fund, and (ii) the provision by any outside auditor of certain non-audit services to Fund service providers, including NAM, and their affiliates, to the extent such approval is required under the Sarbanes-Oxley Act and applicable regulations (the “Auditor Independence Regulations”) promulgated by the SEC.  In furtherance of the foregoing, the Committee may from time to time adopt and provide oversight in respect of policies and procedures for non-audit engagements by the independent auditors of the Fund.

(3) Independence of Auditors.

(a)
Evaluate the independence and objectivity of the independent auditors, including obtaining a formal written statement delineating all relationships between the independent auditors and the Fund and any service providers consistent with the rules of the Public Company Accounting Oversight Board.

(b)	Receive reports from NAM of compliance with the provisions of the Auditor Independence Regulations relating to hiring policies for employees or former employees of the independent auditors.

(4) Oversight.

(a)
Meet with the independent auditors at least annually (in a confidential meeting to the extent determined by the Chairman) to review the conduct and results of each audit and discuss the audited and unaudited financial statements, including those matters required to be discussed by the Statement of Accounting Standards 61, as amended, and any other communications required to be discussed with the Committee pursuant to applicable laws and regulations.

(b)	Review with the independent auditors any problems or difficulties they have encountered and any management letters.

(c)
Review legal and regulatory matters presented by counsel or the independent auditors that may have a material impact on the Fund’s financial statements or that may constitute possible violations of law or fiduciary duties,

(d)
At least annually, obtain and review a report from the independent auditors describing (i) any material issues raised by the most recent internal quality control review, peer review or Public Company Accounting Oversight Board examination of the auditing firm and any steps taken to deal with issues found; and (ii) any material issues raised by any inquiry or investigation by governmental or professional authorities of the independent auditor firm since the most recent report and any steps taken to deal with such issues.

(e)	Discuss with NAM and the independent auditors policies with respect to risk assessment and risk management.

(f)
Review with NAM and the independent auditors the internal controls of the Fund and its service providers with respect to accounting and financial matters relating to the Fund, including periodic review of the Fund’s major internal controls exposures and steps that have been taken to monitor and control such exposures.

(g)
Review and consider with Fund management reports regarding (i) all significant deficiencies in the design or operation of internal controls over financial reporting which are reasonably likely to affect the Fund’s ability to record, process, summarize, and report financial data and identifying for the independent auditors any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund’s internal controls; and (iii) whether or not there have been significant changes in the Fund’s internal controls or in other factors that have significantly affected, or are reasonably likely to affect, the Fund’s or service providers’ internal controls over financial reporting.

(h)	Oversee and receive reports on the Fund’s financial reporting process and resolve any disagreements between Fund management and the independent auditors regarding financial reporting.

(5) Accounting Policies and Disclosures.

(a)
As required by the Auditor Independence Regulations, review and consider reports by the independent auditors with respect to (i) critical accounting policies and practices; (ii) alternative treatments discussed with Fund management; and (iii) other material written communications between the independent auditors and Fund management, as determined by the independent auditors.  In this regard, the Committee will discuss with NAM, the Treasurer of the Fund, and the independent auditors their qualitative judgment about the appropriateness and acceptability of the accounting.

principles and financial disclosure practices used or proposed for adoption by the Fund.

(b)	Review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding Fund financial statements or accounting policies.

(c)	Review and approve the Committee report required by Regulation S-K, including recommendations of the Committee, required to be including in proxy statements of the Fund by applicable regulations.

F. Whistleblower Proceduresuties and Responsibilities of the Committee

The Committee of each relevant Fund will establish procedures for (i) the receipt, retention, and treatment of complaints regarding the Fund’s accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, NAM, its affiliates, and service providers of concerns regarding questionable accounting or auditing matters.  The Committee will receive reports concerning such complaints and their disposition.

G. Other Matters; Annual Evaluation

On an annual basis, the Committee of each relevant Fund will review this Charter and conduct an annual evaluation of the Committee’s performance.  The Committee shall report to the Board on an annual basis on the results of its evaluation.

The Committee of each relevant Fund may make any recommended amendments to this Charter, or the Board’s policies and procedures, as the Committee believes necessary or appropriate.  The report may be written or oral.

\

Attachment A

Attachment A – Audit Committee Charter

As relevant for the Nomura Funds, the term “audit committee financial expert” is defined in Item 3 of Form N-CSR (“Certified Shareholder Report”) promulgated by the SEC, as a person who has the following attributes:

(1)           An understanding of the general application of generally accepted accounting principles and financial statements;

(2)           The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

(3)           Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the [Fund’s] financial statements, or experience actively supervising one or more persons engaged in such activities;

(4)           An understanding of internal control over financial reporting;

(5)           An understanding of audit committee functions.

Item 3 of Form N-CSR further provides that a person shall have acquired such attributes through:

(1)           Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, auditor or experience in one or more positions that involve the performance of similar functions;

(2)           Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

(3)           Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

(4)           Other relevant experience.

Appendix B

Japan Smaller Capitalization Fund, Inc.

Nominating Committee Charter

I.	Background

This Charter has been adopted by the Board of Directors of Japan Smaller Capitalization Fund, Inc. (the “Fund”), including at least a majority of the Independent Directors of the Funds.1

II.	Organization

This Section II describes the organization and governance functions of the Nominating Committee (the “Committee”).

A. Composition of the Committee

The Committee shall be composed solely of all of the Independent Directors.

B. Chair; Functions of the Chair

The Chair of the Committee (the “Chair”) shall be selected by a majority vote of the Independent Directors.  The Chair shall have the following responsibilities:

(1) The Chair shall preside at all meetings of the Committee and shall be responsible for preparing meeting agendas.

(2) The Chair will report to the Board of Directors on the Committee’s recommendations on applicable resolutions and on any important actions by the Committee.

C. Meetings and Procedures of the Committee

(1) The Committee may determine its own rules of procedure, which shall be consistent with the Certificate of Incorporation of the Fund, the By-laws of the Fund and this Charter.  The Committee shall meet at least once annually and at such dates and times as called by the Chair.

(2) A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which

1           Independent Directors are those who satisfy the following criteria:  (a) each shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and (b) each shall otherwise satisfy the applicable independence requirements for any stock exchange on which Fund shares are listed.

all persons participating in the meeting can communicate with each other, shall constitute a quorum.

(3) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund.

D. Purpose and Actions of the Committee

The Committee shall have the authority to carry out its duties and responsibilities as set forth in this Charter and the By-laws of the Fund.

The Committee is responsible for the process of identifying, evaluating, selecting, appointing and/or nominating Independent Directors to fill vacancies among the Independent Directors.  The Committee is also responsible, as required by the Fund’s Charter and By-laws, and by the provisions of the Investment Company Act of 1940, for nominating those Independent Directors to be included as nominees of the Board of Directors in the proxy materials for the Fund.

In seeking to identify candidates it believes are highly qualified to serve as Independent Directors of the Fund, the Committee may consider Independent Director candidates recommended by Fund shareholders, taking into account the same criteria applied to candidates identified by the Committee.  In evaluating a candidate recommended to the Committee by Fund shareholders, the Committee will take into account the objectives of the shareholder in submitting the candidate’s name for nomination and whether or not such objectives are consistent with the interests of all shareholders.2

E. Qualifications of Independent Directors

The Committee has adopted the following criteria for selecting and appointing Independent Directors to fill vacancies among the Independent Directors:

(1) The candidate must not be an “interested person” of the Fund and shall be “disinterested” in terms of both the letter and spirit of the Investment Company Act of 1940.

(2) The candidate must have the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an Independent Director of the Fund and to protect the interests of Fund shareholders.

2           The criteria will be updated consistent with the By-laws of the Fund, as they may be amended, and take into account the application of the SEC’s proxy access rules.

(3) The candidate must have substantial expertise, experience or relationships relevant to the business of the Fund, and/or knowledge of investments and finance.  Knowledge of and experience in the Asia Pacific region are desirable attributes.

(4) The candidate should add to the balance of knowledge, experience, skills, expertise and diversity of the Board of Directors as a whole.

(5) At least one Independent Director must qualify as an “audit committee financial expert”, as such term is defined in Item 401 of Regulation S-K and as further specified in the Audit Committee Charter of the Fund.

(6) The candidate should have the ability to attend at least four in-person regular meetings per year and to be available to participate by teleconference in meetings of the Committee and periodic special meetings of the Fund which may be called upon short notice.  The candidate should also be willing and able to travel to Asia to meet with portfolio management teams and investment officials employed by the investment managers for the Fund.

(7) An Independent Director may serve up to the age of 72.  An Independent Director may continue to serve if, in the judgment of the Nominating Committee, he or she continues to meet all of the criteria established above and is able to participate fully in meetings of the Board of Directors and carry out his or her responsibilities as an Independent Director of the Fund.

F. Other Responsibilities of the Committee

(1) Review periodically the size and composition of the Board of Directors as a whole and recommend, if necessary, measures to be taken so that the Board of Directors reflects the appropriate size, balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Directors required by law.

(2) Periodically review Independent Director compensation, and recommend to the Board any changes deemed by the Committee to be appropriate.

(3) Be responsible for oversight of Independent Director administrative matters, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events.

Appendix C

The Nomura Funds

Governance and Compliance Committee Charter

I.	Background

This Charter has been adopted by the Board of Directors of Japan Smaller Capitalization Fund, Inc. and the Board of Directors of Korea Equity Fund, Inc. (each, a “Fund”), including at least a majority of the Independent Directors of each relevant Fund.1

II.	Organization

This Section II describes the organization and governance functions of the Governance and Compliance Committee (the “Committee”) of each Fund.

A. Composition of the Committee

The Committee of each Fund shall be composed solely of all of the Independent Directors of such Fund.

B. Chair; Functions of the Chair

The Chair of the Committee (the “Chair”) for each Fund shall serve as the Chairman of the Board of such Fund.  The Chair shall be selected by a majority vote of the Independent Directors.  A majority of the members of the Committee may designate a Vice Chair of the Committee to serve as acting Chair of the Committee in the absence of the Chair.

The Chair shall have the following responsibilities:

(1) The Chair shall preside at all meetings of the Committee and shall be responsible for preparing meeting agendas.

(2) The Chair shall serve as the principal liaison between the Independent Directors and the management of Nomura Asset Management U.S.A. Inc., the investment manager of the Funds, on matters relating to the Committee.

1           Independent Directors are those who satisfy the following criteria:  (a) each shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and (b) each shall otherwise satisfy the applicable independence requirements for any stock exchange on which Fund shares are listed.

(3) The Chair will report to the Board of Directors on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

C. Meetings and Procedures of the Committee

(1) The Committee may determine its own rules of procedure, which shall be consistent with the Certificate of Incorporation of the relevant Fund, the Bylaws of such Fund and this Charter.  The Committee shall meet at least two times annually (and, in any event, shall meet at least once annually in connection with the annual self-evaluation) or more frequently as circumstances require.  The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

(2) A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum.

(3) The Committee may request that any officers or employees of the relevant Fund, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

(4) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of each relevant Fund.

D. Consultants

The Committee shall have the authority to carry out its duties and responsibilities as set forth in this Charter.  The Committee may retain consultants, on such terms and conditions, including fees, as the Committee considers appropriate.

E. Particular Actions of the Committee

The Committee will:

(1) Periodically review Board and Committee procedures and Committee Charters.

(2) Monitor corporate governance matters and make recommendations to the Board.

(3) Make recommendations on the frequency and structure of Board of Directors meetings.

(4) Make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted.

(5) Make recommendations on the requirements for, and means of, Board of Directors orientation and training.

(6) Monitor compliance with, act as the administrator of, and make determinations in respect of the provisions of the Code of Ethics applicable to the Independent Directors.

(7) Monitor the functioning of the Board Committees and make recommendations for any changes, including the creation or elimination of standing or ad hoc Board Committees.

(8) Monitor regulatory and other developments to determine whether to recommend modifications to the Committee’s responsibilities or other policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in investment company governance.

(9) Oversee the compliance policies and procedures of the relevant Fund and its service providers adopted pursuant to Rule 38a-1 of the Investment Company Act of 1940 and recommend, as applicable, changes or additions to such policies or procedures.

(10) Recommend to the Board of Directors the designation of the person to serve as the Fund’s Chief Compliance Officer, who will provide to the Committee reports required by Rule 38a-1, quarterly reports in respect of breaches of the compliance policies, federal securities laws or other compliance issues, and such other reports on compliance issues that could have a significant impact on the Independent Directors or the relevant Fund;

(11) Make recommendations to the Board of Directors concerning the compensation of the Chief Compliance Officer.

F. Self-Evaluation of the Board of Directors

The Committee shall be responsible for overseeing the annual self-evaluation of Independent Directors.  In conducting this oversight, the Committee shall address all matters that the Committee considers relevant to the Independent Directors’ performance.

The Committee shall report to the Board of Directors on the results of its evaluation.  The report may be written or oral.  Any recommended amendments to the principles of governance, and any recommended changes to the relevant Fund’s policies, procedures and structures, will be discussed with the Board of Directors, and taken into consideration in connection with the self-assessment required to be undertaken by the Board of Directors under the Investment Company Act of 1940.

Proxy — Japan Smaller Capitalization Fund, Inc.

Important Notice Regarding the Availability of Proxy Materials for Annual Meeting of Shareholders to be held on Thursday, November 18, 2010:  The Notice of Annual Meeting of Shareholders and Proxy Statement are available at www.edocumentview.com/JOF.

Two World Financial Center, Building B
New York, New York  10281

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned shareholder of Japan Smaller Capitalization Fund, Inc., a Maryland corporation (the “Company”), hereby appoints Kenneth L. Munt and Neil A. Daniele as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Shareholders (the “Annual Meeting”) to be held at the offices of Nomura Asset Management U.S.A. Inc., Two World Financial Center, Building B, New York, New York, on Thursday, November 18, 2010, at 10:30 a.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting.  The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the accompanying Proxy Statement (the “Proxy Statement”), which are incorporated by reference hereto and revokes any proxy heretofore given with respect to the Annual Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof.  If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” the nominee as director and, in any event, in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

PLEASE COMPLETE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

Using a black ink pen, mark your votes with an X as shown in this example.  Please do not write outside the designated areas.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” CLASS I DIRECTOR NOMINEE.

1.           Election of Class I Director for a three-year term and until his successor is duly elected and qualifies:

E. Han Kim	FOR ☐	WITHHOLD ☐

2.           In the discretion of such proxy holders, upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

B.         Non-Voting Items

Change of Address – Please print new address below.

Comments — Please print your comments below.

C.           Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below.  Please sign exactly as name(s) appear(s) hereon.  When shares are held by joint owners, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership or other entity, please sign in partnership or other entity name by authorized persons.

Date (mm/dd/yy)

Signature 1

Signature 2